CMA

CMA NEW JERSEY
MUNICIPAL MONEY FUND


Annual Report
















March 31, 1997


MERRILL LYNCH
BULL LOGO

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.


CMA New Jersey
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper

TO OUR SHAREHOLDERS:


For the year ended March 31, 1997, CMA New Jersey Municipal Money
Fund paid shareholders a net annualized yield of 2.81%*. As of March 31, 1997, the Fund's 7-day yield was 2.81%.

The Environment
Stock and bond market turbulence increased during the six-month period ended March 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by Federal Reserve Board Chairman Alan Greenspan, and culminated in an announced increase in the Federal Funds rate of 0.25% to 5.5% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined. Following the central bank's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. It appears that clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are needed before stability returns to the financial markets.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Investment Outlook and Strategy
In the six-month period ended March 31, 1997, the short-term municipal market proceeded cautiously in light of continued strong economic data and possible changes made by the Federal Reserve Board. The Federal Reserve Board's decision to raise the Federal Funds rate by 25 basis points (0.25%) at its March 25, 1997 meeting pushed short-term municipal note yields considerably higher by period-end. Several technical factors also influenced the direction of yields during the past six months. Year-end inventory concerns for broker/dealers moved yields on variable rate demand notes higher through December 1996. During the second half of the six-month period ended March 31, 1997, yields moved lower as money flowed into the short-term end of the market as a result of maturities, interest payments and income tax refunds.

New Jersey Governor Christine Whitman proposed a $16.4 billion budget for fiscal year 1998. The proposal looks for further downsizing of the state's workforce, selling the state's Temporary Disability Insurance Fund and issuing $2.9 billion in taxable municipal bonds to fund the state pension system obligations. Also, short-term municipal issuance within New Jersey decreased to $639.4 million from $1.3 billion during the previous period.

The portfolio strategy for CMA New Jersey Municipal Money Fund for the six-month period ended March 31, 1997 was shaped by several factors. These factors contributed to the Fund ending the six-month period with an average portfolio maturity in the 35-day range. The uncertainty surrounding short-term interest rates and their future direction warranted our move toward a more conservative average maturity. The Fund's portfolio composition saw one notable modification as we increased our holdings in variable rate demand notes while decreasing our municipal note holdings. The shift was a function of market conditions as we chose to replace our maturing municipal notes with variable rate demand notes. The short-term yield curve offered little incentive to extend the Fund's average portfolio maturity as the interest rate risk outweighed the yield reward. We continued to use our commercial paper holdings to manage the Fund's average maturity. As our positions matured, we repurchased securities with maturities ranging from 30 days--60 days. This maturity range allowed us to maintain our average life within the desired limits while positioning the Fund to potentially benefit from the higher yields historically associated with the April tax payment period. Our portfolio approach for the 12-month period ended March 31, 1997 allowed us to provide the Fund with an attractive yield which proved to be better than the average for New Jersey tax-exempt money funds for the same period.

In Conclusion
We thank you for your continued interest in CMA New Jersey Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President

(Steven T. Lewis)
Steven T. Lewis
Vice President and Portfolio Manager




April 29, 1997




Portfolio Abbreviations for CMA New Jersey Municipal Money Fund

ACES SM   Adjustable Convertible Extendable Securities
AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
EDA       Economic Development Authority
FLOATS    Floating Rate Securities
GO        General Obligation Bonds
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
TAN       Tax Anticipation Notes
TRAN      Tax and Revenue Anticipation Notes
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes



CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                                                               (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                            Issue                                                    (Note 1a)
New Jersey--        $ 3,800   Atlantic County, New Jersey, Improvement Authority Revenue Bonds
92.3%                         (Pooled Governmental Loan Program), ACES, 3.20% due 7/01/2026 (a)                 $  3,800
                              Bayonne, New Jersey, UT:
                      1,000     BAN, 3.85% due 4/11/1997                                                           1,000
                      1,445     BAN, 3.90% due 9/12/1997                                                           1,447
                      4,800     BAN, 4.25% due 9/12/1997                                                           4,805
                      1,560     Temporary Notes, 3.87% due 7/10/1997                                               1,561
                      9,115     Temporary Notes, 4.25% due 7/10/1997                                               9,122
                      9,000   Bernards Township, New Jersey, Sewage Authority, Sewer Revenue Refunding
                              Bonds, 3.70% due 12/15/1997                                                          9,000
                              Camden County, New Jersey, Improvement Authority Revenue Bonds, VRDN (a):
                      3,225     (Jewish Community Center Project), 3.30% due 12/01/2010                            3,225
                     13,900     (Parkview Redevelopment Housing Project), AMT, 3.40% due 7/01/2026                13,900
                     20,000   Casino Reinvestment Development Authority, New Jersey, BAN (New Jersey
                              Corridor Projects), Series A, 4.50% due 6/03/1997                                   20,013
                     17,300   Eagle Tax Exempt Trust, VRDN, Series 94C-3001, 3.56% due 10/01/2015 (a)             17,300
                              Elizabeth, New Jersey, BAN, UT:
                      5,671     4.36% due 7/16/1997                                                                5,671
                      5,000     4.42% due 7/16/1997                                                                5,001
                      5,000     4.49% due 7/16/1997                                                                5,002
                     10,000     4.55% due 7/16/1997                                                               10,005
                      6,450   Essex County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                              Governmental Loan Program), ACES, 3.10% due 7/01/2026 (a)                            6,450
                     13,260   Floating Rate Trust Certificates, VRDN, Series 1994-E, 3.50% due
                              7/02/1999 (a)                                                                       13,260
                      8,000   Hudson County, New Jersey, Improvement Authority Floating Bonds (Essential
                              Purpose Pooled Government), VRDN, 3.35% due 7/15/2026 (a)                            8,000
                      8,575   Jersey City, New Jersey, GO, School Promissary Notes, UT, 4.125% due
                              3/06/1998                                                                            8,606
                      6,720   Little Egg Harbor, New Jersey, Board of Education, BAN, UT, 4% due
                              4/30/1997                                                                            6,721
                      2,107   Manalapan Township, New Jersey, BAN, UT, 4.25% due 10/15/1997                        2,112
                      4,000   Mercer County, New Jersey, TAN, 4.25% due 4/30/1997                                  4,002
                     19,600   Monmouth County, New Jersey, Improvement Authority Revenue Bonds
                              (Pooled Government Loan Program), ACES, 3.20% due 8/01/2016 (a)                     19,600


CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                            Issue                                                    (Note 1a)
New Jersey          $ 4,765   New Brunswick, New Jersey, BAN, 4% due 12/09/1997                                 $  4,776
(continued)                   New Jersey EDA, Dock Facility Revenue Refunding Bonds (Bayonne/IMTT
                              Project), VRDN, Series A (a):
                        500     3.40% due 12/01/2027                                                                 500
                     10,650     3.45% due 12/01/2027                                                              10,650
                              New Jersey EDA, Economic Development Revenue Bonds, VRDN (a):
                      2,000     (400 International Drive Partners), 3.20% due 9/01/2005                            2,000
                        625     (Astor Chocolate Corporation Project), AMT, 3.50% due 4/01/2002                      625
                      3,600     (Atlanta--Danic Urban Renewal), 3.10% due 11/01/2007                               3,600
                      9,325     (Benedictine Abbey of Newark), 3.50% due 12/01/2019                                9,325
                      1,625     (Brach/Jersey Avenue Project), 3.25% due 5/01/2011                                 1,625
                      1,250     (Catholic Community Services), 3.35% due 6/01/2025                                 1,250
                      2,550     (Delta Plastics Corporation Project), 3.69% due 10/01/2006                         2,550
                      2,535     (Filtra Corporation Project), 3.50% due 8/01/2015                                  2,535
                      2,000     (International Vitamin Corp. Project), AMT, 3.50% due 5/01/2003                    2,000
                      1,150     (Manhattan Bagel Co. Inc. Project), AMT, 3.50% due 10/01/2005                      1,150
                      1,700     (Office Court Associates Project), AMT, 3.30% due 4/01/2011                        1,700
                      1,740     (Park Lane Associates Project), AMT, 3.50% due 4/01/2010                           1,740
                      6,100     Refunding (Lawrenceville School Project), Series B, 3.20% due 7/01/2026            6,100
                      2,500     Refunding (Multi-Modal--Church & Dwight), 3.10% due 12/01/2008                     2,500
                      2,320     Refunding (RJB Associates Project), 3.55% due 8/01/2008                            2,320
                      1,345     (Saint Peter's Preparatory School), 3.40% due 1/01/2010                            1,345
                              New Jersey EDA, Exempt Facilities, CP, AMT:
                      4,500     (Chambers Cogeneration), 3.30% due 4/14/1997                                       4,500
                      4,500     (Chambers Cogeneration), 3.40%due 7/16/1997                                        4,500
                      1,500     (Chambers Cogeneration), 3.45% due 8/08/1997                                       1,500
                      2,100     (Keystone Project), 3.25% due 4/14/1997                                            2,100
                      5,000     (Keystone Project), 3.45% due 5/14/1997                                            5,000
                      2,100     (Keystone Project), 3.30% due 5/22/1997                                            2,100
                      2,800     (Keystone Project), 3.35% due 6/02/1997                                            2,800
                      2,700     (Keystone Project), 3.35% due 6/06/1997                                            2,700
                      1,735   New Jersey EDA, IDR (Plastic Suppliers Inc. Project), VRDN, AMT, 3.60% due
                              6/01/2006 (a)                                                                        1,735
                        800   New Jersey EDA, Industrial and Economic Development Revenue Bonds
                              (Elizabeth Realty Urban Renewal Associates--1986 Project), VRDN, AMT,
                              3.65% due 6/01/2000 (a)                                                                800
                     14,900   New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation
                              Project), VRDN, AMT, Series A, 3.65% due 6/01/2026 (a)(c)                           14,900
                              New Jersey EDA, PCR, VRDN (a):
                      4,835     (General Motors Corp. Project), 3.30% due 10/01/2000                               4,835
                      7,450     (Merck & Co.), Series A, 3.65% due 10/01/2004                                      7,450
                      3,000     Refunding (Public Service Electric & Gas Co.), Series A, 3.10% due
                                9/01/2012 (b)                                                                      3,000
                      5,000   New Jersey EDA, Port Facility Revenue Bonds (Trailer Marine Crowle), VRDN,
                              3.30% due 2/01/2002 (a)                                                              5,000




CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                            Issue                                                    (Note 1a)
New Jersey                    New Jersey EDA, Revenue Bonds, VRDN (a):
(continued)         $ 1,130     (E.P. Henry Corp. Project), 3.50% due 3/01/2005                                 $  1,130
                      1,075     (Economic Growth--Greater Mercer County), AMT, Series A-1, 3.35%
                                due 11/01/2016                                                                     1,075
                      4,140     (Economic Growth--Greater Mercer County), AMT, Series E, 3.35%
                                due 11/01/2006                                                                     4,140
                      3,570     (Economic Growth--Greater Mercer County), AMT, Series H, 3.35%
                                due 11/01/2016                                                                     3,570
                      1,300     (Economic Growth--Greater Mercer County), Series F, 3.25%
                                due 11/01/2016                                                                     1,300
                      1,500     (Economic Growth--Greater Mercer County), Series G, 3.25%
                                due 11/01/2016                                                                     1,500
                      2,900     (Economic Growth--Paterson), AMT, Series A, 3.35% due 1/01/2016                    2,900
                      2,000     (Economic Growth--Paterson), AMT, Series B, 3.30% due 1/01/2005                    2,000
                     12,000     (Hoffman--La Roche, Inc. Project), AMT, 3.40% due 11/01/2011                      12,000
                      1,000     (The Peddie School Project), 3.40% due 2/01/2026                                   1,000
                      2,000     (The Peddie School Project), Series B, 3.40% due 2/01/2019                         2,000
                      3,500   New Jersey EDA, Thermal Energy Facilities Revenue Bonds (Thermal Energy
                              Limited Partnership), AMT, 3.50% due 4/10/1997                                       3,500
                              New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of
                              New Jersey, Inc. Project), VRDN (a)(c):
                     14,300     AMT, Series A, 3.40% due 11/01/2026                                               14,300
                      2,600     Series B, 3.30% due 11/01/2025                                                     2,600
                     22,130   New Jersey Sports and Exposition Authority, State Contract, VRDN, Series C,
                              3.25% due 9/01/2024 (a)(b)                                                          22,130
                      7,585   New Jersey State Educational Facilities Authority Revenue Bonds, FLOATS
                              (Series SG-48), 3.40% due 7/01/2026 (a)(b)                                           7,585
                      5,000   New Jersey State, GO, Refunding, UT, Series E, 4.50% due 7/15/1997                   5,011
                      5,655   New Jersey State Housing and Mortgage Finance Agency Revenue Bonds
                              (Home Buyer), Series 034, 3.80% due 4/01/1997                                        5,655
                              New Jersey State, TAN, CP, Series 96:
                      2,500     3.25% due 4/03/1997                                                                2,500
                      7,500     3.50% due 4/04/1997                                                                7,500
                      2,500     3.25% due 4/08/1997                                                                2,500
                      3,500     3.20% due 4/09/1997                                                                3,500
                      3,500     3.25% due 4/28/1997                                                                3,500
                      2,500     3.25% due 5/01/1997                                                                2,500
                      2,500     3.30% due 5/01/1997                                                                2,500
                      2,500     3.30% due 5/13/1997                                                                2,500
                      2,500     3.25% due 5/14/1997                                                                2,500
                      5,000     3.50% due 6/12/1997                                                                5,000
                     49,800   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                              VRDN, Series D, 3.20% due 1/01/2018 (a)(d)                                          49,800
                      1,250   Passaic County, New Jersey, Utilities Authority, Solid Waste System Revenue
                              Bonds (Project Notes), Series B, 3.95% due 9/03/1997 (b)                             1,250
                              Port Authority of New York and New Jersey (Line of Credit), CP, AMT:
                      1,100     3.50% due 5/01/1997                                                                1,100
                      1,175     3.60% due 5/28/1997                                                                1,175
                      4,800     3.50% due 8/12/1997                                                                4,800




CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)                                                   (IN THOUSANDS)
                      Face                                                                                        Value
State                Amount                            Issue                                                    (Note 1a)
New Jersey                    Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
(concluded)                   (Versatile Structure Obligation), VRDN (a):
                    $56,100     AMT, Series 1, 3.70% due 8/01/2028                                              $ 56,100
                     49,900     AMT, Series 4, 3.70% due 4/01/2024                                                49,900
                      2,600     Series 5, 3.65% due 8/01/2024                                                      2,600
                              Salem County, New Jersey, Industrial Pollution Control Financing Authority
                              Revenue Bonds, Series A:
                      7,300     (du Pont (E.I.) de Nemours & Co.), VRDN, 3.55% due 3/01/2012 (a)                   7,300
                      4,200     (Philadelphia Electric), CP, 3% due 4/10/1997 (d)                                  4,200
                      8,900   South Plainfield, New Jersey, BAN, UT, 4.375% due 7/24/1997                          8,912
                              Union County, New Jersey, Industrial Pollution Control Financing Authority,
                              PCR, Refunding, VRDN (a):
                      2,200     (Allied Signal Project), 3.60% due 12/01/2020                                      2,200
                      5,100     (Exxon Project), 3.20% due 7/01/2033                                               5,100
                      8,000   Woodbridge Township, New Jersey, BAN, UT, 3.91% due 7/02/1997                        8,001

Puerto Rico--                 Puerto Rico Commonwealth, Government Development Bank, CP:
6.9%                  2,000     3.20% due 4/03/1997                                                                2,000
                      2,200     3.10% due 4/04/1997                                                                2,200
                      9,600     3.40% due 4/04/1997                                                                9,600
                      2,300     3.10% due 4/07/1997                                                                2,300
                      3,900     3.15% due 4/08/1997                                                                3,900
                      4,500     3.30% due 4/09/1997                                                                4,500
                      1,400     3.40% due 5/01/1997                                                                1,400
                      2,750     3.55% due 5/09/1997                                                                2,750
                      3,500     3.45% due 5/20/1997                                                                3,500
                      3,500     3.45% due 6/09/1997                                                                3,500
                      7,300   Puerto Rico Commonwealth, Government Development Bank, Refunding,
                              VRDN, 3.10% due 12/01/2015 (a)                                                       7,300
                      3,950   Puerto Rico Commonwealth, TRAN, Series 1997-A, 4% due 7/30/1997                      3,957

                              Total Investments (Cost--$678,055*)--99.2%                                         678,055

                              Other Assets Less Liabilities--0.8%                                                  5,306
                                                                                                                --------
                              Net Assets--100.0%                                                                $683,361
                                                                                                                ========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.
(b)MBIA Insured.
(c)AMBAC Insured.
(d)FGIC Insured.
  *Cost for Federal income tax purposes.


   See Notes to Financial Statements.



CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
Assets:
Investments, at value (identified cost--$678,055,103) (Note 1a)                                          $   678,055,103
Cash                                                                                                           3,872,442
Receivables:
 Interest                                                                               $     5,302,612
 Securities sold                                                                                211,709        5,514,321
                                                                                        ---------------
Prepaid registration fees and other assets (Note 1d)                                                              23,040
                                                                                                         ---------------
Total assets                                                                                                 687,464,906
                                                                                                         ---------------

Liabilities:
Payables:
 Securities purchased                                                                         3,500,000
 Investment adviser (Note 2)                                                                    281,863
 Distributor (Note 2)                                                                           198,743
 Beneficial interest redeemed                                                                       196        3,980,802
                                                                                        ---------------
Accrued expenses and other liabilities                                                                           122,896
                                                                                                         ---------------
Total liabilities                                                                                              4,103,698
                                                                                                         ---------------
Net Assets                                                                                               $   683,361,208
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized                                                                                               $    68,347,049
Paid-in capital in excess of par                                                                             615,123,117
Accumulated realized capital losses--net (Note 4)                                                               (108,958)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 683,470,493 shares of
beneficial interest outstanding                                                                          $   683,361,208
                                                                                                         ===============


See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                 $    21,300,705

Expenses:
Investment advisory fees (Note 2)                                                       $     2,990,679
Distribution fees (Note 2)                                                                      759,664
Transfer agent fees (Note 2)                                                                    121,906
Accounting services (Note 2)                                                                     82,879
Registration fees (Note 1d)                                                                      63,074
Professional fees                                                                                50,457
Custodian fees                                                                                   47,932
Printing and shareholder reports                                                                 36,647
Pricing fees                                                                                      8,586
Trustees' fees and expenses                                                                       5,849
Other                                                                                             7,628
                                                                                        ---------------
Total expenses                                                                                                 4,175,301
                                                                                                         ---------------
Investment income--net                                                                                        17,125,404
Realized Loss on Investments--Net (Note 1c)                                                                      (47,138)
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    17,078,266
                                                                                                         ===============

See Notes to Financial Statements.


CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:
Investment income--net                                                                  $    17,125,404  $    16,961,902
Realized loss on investments--net                                                               (47,138)          (4,492)
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                         17,078,266       16,957,410
                                                                                        ---------------  ---------------

Dividends to Shareholders (Note 1e):
Investment income--net                                                                      (17,117,196)     (16,955,885)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends to shareholders                         (17,117,196)     (16,955,885)
                                                                                        ---------------  ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          2,177,998,397    1,937,805,407
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e)                                                                          17,116,053       16,956,937
                                                                                        ---------------  ---------------
                                                                                          2,195,114,450    1,954,762,344
Cost of shares redeemed                                                                  (2,121,998,967)  (1,870,226,420)
                                                                                        ---------------  ---------------
Net increase in net assets derived from beneficial interest transactions                     73,115,483       84,535,924
                                                                                        ---------------  ---------------

Net Assets:
Total increase in net assets                                                                 73,076,553       84,537,449
Beginning of year                                                                           610,284,655      525,747,206
                                                                                        ---------------  ---------------
End of year*                                                                            $   683,361,208  $   610,284,655
                                                                                        ===============  ===============

*Undistributed investment income--net (Note 1f)                                                      --  $         5,378
                                                                                        ===============  ===============


See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                               1997       1996       1995       1994        1993
Per Share Operating Performance:
Net asset value, beginning of year                               $     1.00 $     1.00 $     1.00 $     1.00  $     1.00
                                                                 ---------- ---------- ---------- ----------  ----------
Investment income--net                                                  .03        .03        .02        .02         .02
                                                                 ---------- ---------- ---------- ----------  ----------
Total from investment operations                                        .03        .03        .02        .02         .02
                                                                 ---------- ---------- ---------- ----------  ----------
Less dividends from investment income--net                             (.03)      (.03)      (.02)      (.02)       (.02)
                                                                 ---------- ---------- ---------- ----------  ----------
Net asset value, end of year                                     $     1.00 $     1.00 $     1.00 $     1.00  $     1.00
                                                                 ========== ========== ========== ==========  ==========

Total Investment Return                                               2.81%      3.07%      2.52%      1.82%       2.21%
                                                                 ========== ========== ========== ==========  ==========

Ratios to Average Net Assets:
Expenses                                                               .68%       .68%       .71%       .70%        .70%
                                                                 ========== ========== ========== ==========  ==========
Investment income--net                                                2.78%      3.02%      2.51%      1.80%       2.16%
                                                                 ========== ========== ========== ==========  ==========

Supplemental Data:
Net assets, end of year (in thousands)                           $  683,361 $  610,285 $  525,747 $  441,846  $  388,903
                                                                 ========== ========== ========== ==========  ==========


See Notes to Financial Statements.




CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA New Jersey Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $13,586 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.





CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $109,000, of which $72,000 expires in 2003, $4,000 expires in 2004 and $33,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

<AUDIT-REPORT>
CMA NEW JERSEY MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
CMA New Jersey Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
May 2, 1997
</AUDIT-REPORT>

IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid daily by CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series
Trust during its taxable year ended March 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed during the Fund's taxable year ended March 31, 1997.

Please retain this information for your records.